UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): November 11, 2009

TECHPRECISION CORPORATION
(Exact name of registrant as specified in charter)

Delaware	0-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive
Westminster, MA  01473
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Copies to:

William A. Scari, Jr.
Pepper Hamilton LLP
400 Berwyn Park
899 Cassatt Road
Berwyn, PA 19312-1183
Phone: (610) 640-7800
Fax: (610) 640-7835

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 2.02	Results of Operations and Financial Condition.

    On November 11, 2009, TechPrecision Corporation (the “Company”) announced its financial results for the first fiscal quarter ended September 30, 2009 and certain other information.  A copy of the Company’s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

    The chief executive officer of the Company’s operating subsidiary, Ranor, Inc., as well as a member of the Company’s Board of Directors, Stanley A. Youtt, has established a pre-arranged stock trading plan to sell a portion of Company stock owned by him over a certain extended period.  The stock trading plan is part of Mr. Youtt’s long-term strategy for asset diversification and liquidity and was adopted in accordance with guidelines specified under Rule 10b5-1 of the Securities and Exchange Act of 1934 and the Company’s policies with respect to employee stock transactions.

    Under his Rule 10b5-1 Plan, Mr. Youtt may sell up to 400,000 shares over a period of approximately 12 months. If the maximum planned sales under the Rule 10b5-1 Plan are completed, Mr. Youtt would beneficially own approximately 1,192,000 shares of Company common stock (including all options currently exercisable by Mr. Youtt), or approximately 8.6% of the company’s current outstanding shares. The transactions under this plan will commence no earlier than November 25, 2009 and will be disclosed publicly through applicable Form 144 and Form 4 filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Exhibit Title

99.1	Press release, dated November 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: November 17, 2009	By:	/s/ Richard F. Fitzgerald
Name: Richard F. Fitzgerald
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release, dated November 11, 2009.